UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2015

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Exact name of registrant as specified in its charter)

New York	001-32356	81-6124035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o World Gold Trust Services, LLC

510 Madison Avenue, 9th Floor

New York, New York 10022

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

World Gold Trust Services, LLC, the sponsor, or the Sponsor, of the SPDR® Gold Trust, or the Trust, and The Bank of New York Mellon, the trustee of the Trust, or the Trustee, have executed Amendment No. 6 to the Trust Indenture of the Trust, dated as of November 12, 2004, and as amended from time to time, or the Trust Indenture.

The amendments incorporated into Amendment No. 6 to the Trust Indenture relate to the change in the manner in which the ordinary fees and expenses of the Trust are paid. The amendments provide that, in return for the Trust’s payment to the Sponsor of a fee of 0.40% per year of the daily net asset value, or daily NAV, of the Trust, as calculated for compensation purposes, the Sponsor will be responsible for all ordinary fees and expenses of the Trust. Amendment No. 6 to the Trust Indenture is effective as of July 17, 2015.

To reflect the adoption of Amendment No. 6 to the Trust Indenture and for certain other purposes, HSBC Bank plc, the custodian of the Trust, or the Custodian, and the Trustee, entered into, effective as of July 17, 2015, the Trust’s Second Amended and Restated Allocated Bullion Account Agreement and Second Amended and Restated Unallocated Bullion Account Agreement.

Additionally, the Sponsor and State Street Global Markets, LLC, the marketing agent of the Trust, have amended and restated the Trust’s Marketing Agent Agreement, effective as of July 17, 2015, to reflect the adoption of Amendment No. 6 to the Trust Indenture and for certain other purposes.

The amendments are furnished as Exhibits to this Current Report and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description

4.1.6	Amendment No. 6 to the Trust Indenture of the SPDR® Gold Trust, effective as of July 17, 2015, between The Bank of New York Mellon, the trustee of the SPDR® Gold Trust, and World Gold Trust Services, LLC, the sponsor of the SPDR® Gold Trust.

10.1	SPDR® Gold Trust Second Amended and Restated Allocated Bullion Account Agreement, effective as of July 17, 2015, between The Bank of New York Mellon, the trustee of the SPDR® Gold Trust, and HSBC Bank plc, the custodian of the SPDR® Gold Trust.

10.2	SPDR® Gold Trust Second Amended and Restated Unallocated Bullion Account Agreement, effective as of July 17, 2015, between The Bank of New York Mellon, the trustee of the SPDR® Gold Trust, and HSBC Bank plc, the custodian of the SPDR® Gold Trust.

10.6	Amended and Restated Marketing Agent Agreement, effective as of July 17, 2015, between World Gold Trust Services, LLC, the sponsor of the SPDR® Gold Trust, and State Street Global Markets, LLC, the marketing agent of the SPDR® Gold Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 2015	SPDR® GOLD TRUST
(Registrant)*

	By:	World Gold Trust Services, LLC,
as the Sponsor of the Registrant

	By:	/s/ SAMANTHA MCDONALD
		Name:	Samantha McDonald
		Title:	Chief Financial Officer

*	As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in their capacity as an authorized officer of World Gold Trust Services, LLC.

EXHIBIT INDEX

Exhibit No.	Description

4.1.6	Amendment No. 6 to the Trust Indenture of the SPDR® Gold Trust, effective as of July 17, 2015, between The Bank of New York Mellon, the trustee of the SPDR® Gold Trust, and World Gold Trust Services, LLC, the sponsor of the SPDR® Gold Trust.

10.1	SPDR® Gold Trust Second Amended and Restated Allocated Bullion Account Agreement, effective as of July 17, 2015, between The Bank of New York Mellon, the trustee of the SPDR® Gold Trust, and HSBC Bank plc, the custodian of the SPDR® Gold Trust.

10.2	SPDR® Gold Trust Second Amended and Restated Unallocated Bullion Account Agreement, effective as of July 17, 2015, between The Bank of New York Mellon, the trustee of the SPDR® Gold Trust, and HSBC Bank plc, the custodian of the SPDR® Gold Trust.

10.6	Amended and Restated Marketing Agent Agreement, effective as of July 17, 2015, between World Gold Trust Services, LLC, the sponsor of the SPDR® Gold Trust, and State Street Global Markets, LLC, the marketing agent of the SPDR® Gold Trust.